UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2025

IQVIA HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35907	27-1341991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Ellis Rd.

Durham, North Carolina 27703

(Address of principal executive offices)

Registrant’s telephone number, including area code: (919) 998-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	“IQV”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 9, 2025, IQVIA Holdings Inc. (the “Company”) entered into an amendment (the “Amendment”) to its Fifth Amended and Restated Credit Agreement (the “Credit Agreement”) to (i) refinance (x) its Term A-1 Dollar Loans (as defined in the Credit Agreement) and its Term A-2 Dollar Loans (as defined in the Credit Agreement) into a new class of term A dollar loans, (y) its Term A Euro Loans (as defined in the Credit Agreement) into a new class of term A euro loans and (z) all current U.S. Revolving Credit Commitments, Japanese Revolving Credit Commitments and Swiss/Multicurrency Revolving Credit Commitments (each as defined in the Credit Agreement) into a new class of revolving credit commitments, (ii) to reduce the interest rate applicable to term A loans denominated in U.S. dollars and revolving credit loans denominated in U.S. dollars by eliminating the term SOFR credit spread adjustment, and (iii) to release the Swiss Subsidiary Borrower and the Japanese Borrower (each as defined in the Credit Agreement) from all obligations as borrowers under and party to the Credit Agreement.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 5 to Fifth Amended and Restated Credit Agreement, dated December 9, 2025, among IQVIA Inc., IQVIA Holdings Inc., IQVIA RDS Inc., IQVIA AG, IQVIA Solutions Japan LLC, the other guarantors party thereto, Bank of America, N.A. as administrative agent and as collateral agent, and the Lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2025

IQVIA HOLDINGS INC.

By:	/s/ Ronald E. Bruehlman
	Name:	Ronald E. Bruehlman
	Title:	Executive Vice President and Chief Financial Officer